                                                                   EXHIBIT 10.15

                           AMENDMENT NO. 5 dated as of February 5, 2003 to the Credit, Security, Guaranty and Pledge Agreement dated as of August 31, 2001 as amended as of December 14, 2001, December 31, 2001, March 29, 2002 and May 14,
                           2002, among Crown Media Holdings, Inc. (the
                           "Borrower"), the Guarantors named therein, the Lenders referred to therein and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Administrative Agent and as Issuing Bank for the Lenders (the "Agent") (the "Credit Agreement").


                             INTRODUCTORY STATEMENT

         WHEREAS, the Lenders have made available to the Borrower a credit facility pursuant to the terms of the Credit Agreement.

         WHEREAS, the Borrower has requested certain amendments to the Credit Agreement and the Lenders and the Agent have agreed to such amendments, all on the terms and subject to the conditions hereinafter set forth.

         NOW THEREFORE, the parties hereto hereby agree as follows:

                  Section 1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meaning given them in the Credit Agreement.

                  Section 2. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement is hereby amended as of the Effective Date (as hereinafter defined) as follows:

                  (A) Article 1 of the Credit Agreement is hereby amended by adding the following definition in the appropriate alphabetical sequence:

         "'Tax Sharing Agreement' shall mean the Federal Income Tax Sharing Agreement dated as of February __, 2003 between the Borrower and Hallmark Cards."

         (B) Section 6.5 of the Credit Agreement is hereby amended by adding a new clause (x) at the end thereof that reads as follows:

                  "(x) so long as no Default or Event of Default has occurred and is continuing, payments to Hallmark Cards for amounts owing to Hallmark Cards under the Tax Sharing Agreement (including any payments to Hallmark Cards under Section 2 of the Tax Sharing Agreement), provided that such payments are no greater than amounts that the Borrower would have owed directly to the Internal Revenue Service if it were an independent tax payer and provided, further, that without the consent of the Required Lenders, the Borrower shall not be permitted to repay to Hallmark Cards any amounts that have been paid to it by Hallmark Cards under the Tax Sharing Agreement in an amount greater than $10,000,000 in the aggregate from and after the Effective Date (as such term is defined in Amendment No. 5 to the Credit Agreement dated as of February 5, 2003)."

                  (C) Section 6.23 of the Credit Agreement is hereby amended by deleting the chart in clause (ii) in its entirety and replacing the same with the following:

       "FISCAL QUARTER/YEAR ENDING                      AMOUNT
        --------------------------                      ------
            December 31, 2002                        - 38,000,000
            March 31, 2003                           - 20,000,000
            June 30, 2003                            - 15,000,000
            September 30, 2003                          5,000,000
            December 31, 2003                                   0
            December 31, 2004                          66,000,000
            December 31, 2005                         125,000,000
            December 31, 2006                         177,000,000"


         (D) Section 6.24 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "Permit (i) the aggregate amount of all cash payments to pay television distributors for Subscribers pursuant to the Platform Agreements to be greater than $36,000,000 for fiscal year 2002, $48,000,000 for fiscal year 2003, $8,000,000 for fiscal year 2004, $9,000,000 for fiscal year 2005 and
$10,000,000 for fiscal year 2006, (ii) allow the aggregate number of Subscribers (both paying and non-paying Subscribers) to be less than 95,000,000 for fiscal year 2002, 100,000,000 for fiscal year 2003, 105,000,000 for fiscal year 2004,
110,000,000 for fiscal year 2005, 115,000,000 for fiscal year 2006 and (iii)
allow annual aggregate gross Subscriber revenue of Credit Parties under the Platform Agreements to be less than (u) for fiscal year 2001, $16,000,000 for the third quarter and $18,000,000 for the fourth quarter, (v) for fiscal year 2002, $19,500,000 for each of the first, second and third quarters and $16,000,000 for the fourth quarter, (w) for fiscal year 2003, $14,000,000 for the first quarter, $16,000,000 for the second quarter, $17,000,000 for the third quarter and $18,000,000 for the fourth quarter, (x) $80,000,000 for fiscal year 2004, (y) $95,000,000 for fiscal year 2005 and (z) $110,000,000 for fiscal year
2006."


                  Section 3. Exclusion of the Borrower's Reorganization from EBITDA. Each of the undersigned hereby agrees that the $54,000,000 write-down incurred in connection with the Borrower's internal reorganization of its operations in the fourth quarter of 2002 shall be treated as an extraordinary, unusual and non-recurring loss and shall be excluded for the purposes of computing EBITDA.

                  Section 4. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction in full of each of the conditions precedent set forth in this Section 4 (the date on which all such conditions have been satisfied being herein called the "Effective Date"):

                                    (A) the Agent shall have received
                  counterparts of this Amendment which, when taken together, bear the signatures of the Borrower, each Guarantor, the Agent and the Required Lenders.

                                    (B) the receipt by the Agent of all fees as
                  set forth in Section 6 of this Amendment.

                  Section 5. Representations and Warranties of the Credit Parties. Each Credit Party represents and warrants that:

                                    (A) after giving effect to this Amendment,
                  the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date); and

                                    (B) after giving effect to this Amendment,
                  no Event of Default or Default will have occurred and be continuing on and as of the date hereof.

                  Section 6. Fees. The Borrowers agree to pay the Agent for the account of each of the Lenders who executes this Amendment on or before February 19, 2003, a fee equal to 0.25% of the aggregate Commitment of each such Lender under the Credit Agreement.

                  Section 7. Further Assurances. At any time and from time to time, upon the Agent's request and at the sole expense of the Credit Parties, each Credit Party will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Agent reasonably deems necessary to effect the purposes of this Amendment.

                  Section 8. Fundamental Documents. This Amendment is designated a Fundamental Document by the Agent.


                  Section 9. Full Force and Effect. Except as expressly amended hereby, the Credit Agreement and the other Fundamental Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, the terms "Agreement", "this Agreement", "herein", "hereafter", "hereto", "hereof", and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.

                  Section 10. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  Section 11. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

                  Section 12. Expenses. The Borrower agrees to pay all out-of-pocket expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Agent.

                  Section 13. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment.

         IN WITNESS WHEREOF, the parties hereby have caused this Amendment to be duly executed as of the date first written above.

                       BORROWER:

                       CROWN MEDIA HOLDINGS, INC.



                       By   /s/ Charles Stanford
                          -----------------------------------------------------
                            Name: Charles Stanford
                            Title: Executive Vice President

                       GUARANTORS:

                       CM INTERMEDIARY, LLC
                       CROWN MEDIA INTERNATIONAL, LLC
                       CROWN MEDIA INTERNATIONAL (SINGAPORE) INC.
                       CROWN ENTERTAINMENT LIMITED
                       CROWN MEDIA DISTRIBUTION, LLC
                       CROWN MEDIA INTERNATIONAL (HK)
                            LIMITED
                       HEN, LLC
                       HEN (L) LTD.
                       CROWN MEDIA UNITED STATES, LLC
                       CITI TEEVEE, LLC
                       DOONE CITY PICTURES, LLC
                       HALLMARK INDIA PRIVATE LIMITED



                       By   /s/ Charles Stanford
                            ---------------------------------------------------
                            Name: Charles Stanford
                            Title: Vice President

                            LENDERS:

                            JPMORGAN CHASE BANK (f/k/a
                            The Chase Manhattan Bank),
                            individually and as Issuing
                            Bank and Agent



                            By   /s/ Dennis Heffernan
                               ------------------------------------------------
                                 Name: Dennis Heffernan
                                 Title: VP

                            BANK OF AMERICA, N. A.



                            By
                               ------------------------------------------------
                                 Name:
                                 Title:

                            CREDIT SUISSE FIRST BOSTON



                            By   /s/ SoVonna Day-Goins
                               ------------------------------------------------
                                 Name: So Vonna Day-Goins
                                 Title: Vice President



                            By   /s/ Doreen B. Welch
                               ------------------------------------------------
                                 Name: Doreen B. Welch
                                 Title: Associate

                            CITICORP USA, INC.


                            By /s/ Robert F. Parr
                               ------------------------------------------------
                            Name: Robert F. Parr
                            Title: Managing Director, Global Media and
                                   Communication

                      DEUTSCHE BANK AG NEW YORK BRANCH



                      By   /s/ William W. McGunty
                         -----------------------------------------------------
                           Name: William W. McGunty
                           Title: Director



                      By   /s/ Thomas A. Foley
                         -----------------------------------------------------
                           Name: Thomas A. Foley
                           Title: Vice President

                      ROYAL BANK OF CANADA



                      By       /s/ John M. Crawford
                         -----------------------------------------------------
                           Name: John M. Crawford
                           Title: Senior Manager

                      ABN AMRO BANK N.V.



                      By   /s/ Angela Noique
                         -----------------------------------------------------
                           Name: Angela Noique
                           Title: Group Vice President



                      By   /s/ John L. Church
                        ------------------------------------------------------
                           Name: John L. Church
                           Title: Senior Vice President

                      BANK ONE, NA (Main Office Chicago)



                      By   /s/ Suzanne Ergastolo
                         ------------------------------------------------------
                           Name: Suzanne Ergastolo
                           Title: Director

                      WESTLB AG, NEW YORK BRANCH (f/k/a Westdeutsche Landesbank Girozentrale)



                      By   /s/ Lucie L. Guernsey
                         -----------------------------------------------------
                           Name: Lucie L. Guernsey
                           Title: Director




                      By /s/ Richard J. Pease
                         ------------------------------------------------------
                         Name: Richard J. Pease
                         Title: Executive Director